FleetBoston Financial
Consolidated Income Statements
($ in millions)

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   Three Months Ended                                                          Year Ended
 December 31, December 31,                                             December 31,     December 31,
     2001        2000                                                    2001             2000
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$ 1,741        $ 1,922  Net interest income (FTE)                      $ 7,454           $ 7,975
                        Noninterest income:
    402            408     Banking fees and commissions                  1,603             1,615
    393            404     Investment services revenue                   1,491             1,803
    237            209     Credit card revenue                             757               738
   (233)           541     Capital markets revenue                         222             3,173
     77              -     Business sale and divestiture gains             486               843
      3            347     Other                                           781             1,289
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    879          1,909       Noninterest income                          5,340             9,461
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  2,620          3,831  Revenue                                         12,794            17,436
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                        Noninterest expense:
  1,012          1,053     Employee compensation and benefits            3,998             5,047
    141            135     Occupancy                                       579               629
    133            147     Equipment                                       538               625
    102             99     Intangible asset amortization                   396               390
                           Merger and Restructuring charges and loss
    127             21      on Fleet Mortgage                            1,231               249
    589            653     Other                                         2,171             2,670
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  2,104          2,108       Noninterest expense                         8,913             9,610
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    516          1,723  Earnings before provision and income taxes       3,881             7,826
  1,375            315  Provision for credit losses                      2,330             1,295
   (352)           514  Income taxes and tax-equivalent adjustment         620             2,621
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$  (507)         $ 894  Net income (Loss)                               $  931           $ 3,910
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$  (.49)         $ .81  Diluted earnings (Loss) per share               $  .83            $ 3.52

FleetBoston Financial
Financial Highlights

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  Three Months Ended                                                Year Ended
December 31,  December 31,                                     December 31,   December 31,
   2001        2000                                               2001          2000
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                     For the Period ($ in millions)

 $ (507)      $ 894  Net Income (Loss)                             $ 931     $ 3,910
  2,620       3,831  Revenue                                      12,794      17,436
  2,104       2,108  Total Expense                                 8,913       9,610
  1,375         315  Provision for Credit Losses                   2,330       1,295

                     Per Common Share

 $ (.49)      $ .81  Diluted earnings (loss) per share             $ .83      $ 3.52
   (.42)        .87  Cash earnings per share                        1.09        3.77
    .35         .33  Cash dividends declared                        1.34        1.23
  16.61       17.31  Book value (period-end)                       16.61       17.31

                     At Period-End ($ in billions)

$ 203.6     $ 219.1  Assets                                      $ 203.6     $ 219.1
  128.2       134.8  Loans                                         128.2       134.8
  129.3       128.7  Deposits                                      129.3       128.7
   17.6        19.4  Total stockholders' equity                     17.6        19.4

                     Ratios

   (.99)%      1.64% Return on average assets                        .45%       1.75%
 (11.07)      19.39  Return on common equity                        4.77       22.04
   3.96        4.09  Net interest margin                            4.15        4.17
    8.7         8.8  Total equity/assets (period-end)                8.7         8.8
    6.2         6.6  Tangible common equity/assets                   6.2         6.6
    7.4         8.1  Tier 1 risk-based capital ratio                 7.4         8.1
   10.9        11.9  Total risk-based capital ratio                 10.9        11.9

                     Asset Quality ($ in millions)

$ 1,849     $ 1,130  Nonperforming assets                        $ 1,849     $ 1,130
  3,634       2,709  Reserve for credit losses                     3,634       2,709
                     Nonperforming assets as a %
   1.44%        .84%   of related assets                            1.44%        .84%
                     Reserve for credit losses to
   2.83        2.01    period-end loans                             2.83        2.01
                     Reserve for credit losses to
    215         250     nonperforming loans                          215         259
   1.48         .92  Net charge-offs/average loans                  1.07         .89
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FleetBoston Financial
Consolidated Balance Sheets ($ in millions)

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                                                    December 31,    December 31,
                                                       2001             2000
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ASSETS:

Cash and equivalents                                $ 19,152         $ 14,785
Securities                                            26,662           34,964
Trading assets                                         6,989            7,108
Loans and leases                                     128,180          134,834
Reserve for credit losses                             (3,634)          (2,709)
Due from brokers/dealers                               4,960            2,987
Mortgages held for resale                                460            2,138
Other assets                                          20,869           24,978
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Total assets                                       $ 203,638        $ 219,085
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LIABILITIES:

Deposits                                           $ 129,337        $ 128,739
Short-term borrowings                                 15,457           23,106
Due to brokers/dealers                                 4,778            4,122
Long-term debt                                        25,530           31,684
Trading liabilities                                    2,138            2,540
Other liabilities                                      8,790            9,533
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Total liabilities                                    186,030          199,724
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STOCKHOLDERS' EQUITY:

Preferred stock                                          271              566
Common stock                                          17,337           18,795
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Total stockholders' equity                            17,608           19,361
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Total liabilities and stockholders' equity         $ 203,638        $ 219,085
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